Other Financial Instruments	12 Months Ended
Dec. 31, 2025
Fair Value Disclosures [Abstract]
Other Financial Instruments	Other Financial Instruments
Fair Value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy distinguishes between (i) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (ii) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
•Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.
•Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•Level 3 - Inputs that are both significant to the fair value measurement and unobservable.
The carrying values of Cash and cash equivalents, restricted cash, derivatives, noncurrent receivables, and Long-term debt due within one year included in the Consolidated Balance Sheet approximate their fair value. The aforementioned derivatives are included in Prepaid expenses and other current assets, Other noncurrent assets, Other current liabilities, and Other noncurrent liabilities and deferred credits in the Consolidated Balance Sheet, as applicable.
The Company holds available-for-sale, exchange-traded fixed income securities, which are included in Other noncurrent assets in the Consolidated Balance Sheet. The Company sold securities of $10 and none during the years ended December 31, 2025 and 2024, respectively, which is included in Investing Activities of the Statement of Consolidated Cash Flows.
During 2025, the Company purchased a held-to-maturity, real estate debt investment from the U.K. pension plan’s trust for approximately $9, of which approximately $4 was redeemed. These activities are presented as Investing Activities in the Statement of Consolidated Cash Flows and the remaining investment is included in Prepaid expenses and other current assets and Other noncurrent assets, in the Consolidated Balance Sheet. The investment is valued at net asset value and reported at cost, which approximates the fair value as of December 31, 2025.
The fair value of Long-term debt, less Long-term debt due within one year, was based on quoted market prices for public debt and on interest rates that are currently available to Howmet for issuance of debt with similar terms and maturities for non-public debt.

		2025		2024
December 31,		Carrying value	Fair value	Carrying value	Fair value
Available-for-sale securities	Level 1	$18	$18	$25	$25
Held-to-maturity investments	Level 2	$5	$5	$—	$—
Long-term debt, less amount due within one year	Level 2	$2,859	$2,919	$3,309	$3,298
Restricted cash was $1, $1, and less than $1 in 2025, 2024, and 2023, respectively, and was recorded in Prepaid expenses and other current assets in the Consolidated Balance Sheet.